Exhibit 99.2


MOORE & ASSOCIATES, CHARTERED
  ACCOUNTANTS AND ADVISORS
     PCAOB REGISTERED


           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
My Quote Zone, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheets of My Quote Zone, Inc. as of September 30, 2005 and September 30, 2004, and the related statements of operations, stockholders' equity and cash flows for the period from inception on December 26, 2003 through September 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of My Quote Zone, Inc. as of September 30, 2005 and September 30, 2004 and the results of its operations and its cash flows for the period from inception on December 26, 2003 through September 30, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's recurring losses and lack of operations raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Moore & Associates, Chartered
---------------------------------
Moore & Associates Chartered
Las Vegas, Nevada
December 22, 2005


              2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146
                       (702) 253-7511 Fax (702) 253-7501

                            MY QUOTE ZONE, INC., INC.
                  (Formerly Cornerstone Data Processing, Inc.)
                                  Balance Sheets
                          (a development stage company)
                                September 30, 2004
                                September 30, 2005



Balance Sheets


                                                  Sept. 30   Sept. 30,
                                                    2005       2004
                                                  --------   ---------
Assets

Current Assets:
   Cash                                           $ 10,000   $   3,408
                                                  --------   ---------
Total Assets                                        10,000       3,408
                                                  ========   =========

Liabilities and Stockholders' Equity

Stockholders' equity:
   Series A preferred stock, $0.001
     par value, 2,000,000 shares authorized,
     no shares issued or outstanding                     -           -
   Series B preferred stock, $0.001
     par value, 2,000,000 shares authorized,
     no shares issued or outstanding                     -           -
   Series C preferred stock, $0.001
     par value, 1,000,000 shares authorized,
     no shares issued or outstanding                     -           -
   Common stock, $0.001 par value, 70,000,000
     shares authorized, 30,000,000, 36,000,000
     shares issued and outstanding as of 9/30/2004
     and 9/30/05 respectfully                        6,000       5,000
   Additional paid-in capital                        9,000           -
   Earnings (Deficit) accumulated during
     development stage                              (5,000)     (1,592)
                                                   --------   ---------

                                                    10,000       3,408
                                                  --------   ---------
                                                  $ 10,000   $   3,408
                                                  ========   ==========

     The accompanying notes are an integral part of these statements

                         MY QUOTE ZONE, INC., INC.
                  (Formerly Cornerstone Data Processing, Inc.)
                          Statements of Operations
                       (a development stage company)
    For the period year-end September 30, 2004 and September 30, 2005
   For the period from December 26, 2003 (inception) to September 30, 2005



Statements of Operations


                                              December 24, 2003
                  Year Ending   Year Ending     (Inception) to
                 September 30,  September 30,    September 30,
                     2005           2004            2005
                 -------------  ------------   -----------------
Revenue                     -         4,430    $          4,430
                 -------------  ------------   -----------------

Expenses:
 Organizational
   and startup
   costs                                530                 530
 General and
   administrative
   expenses             3,408         5,492               8,900
                 -------------  ------------   -----------------
  Total expenses        3,408         6,022               9,430
                 -------------  ------------   -----------------

Net income (loss)$     (3,408)  $    (1,592)   $         (5,000)
                 =============  ============   =================

Weighted average
 number of common
 shares outstanding-
 basic and fully
 diluted           36,000,000    30,000,000
                 =============  ============

Net income (loss)
 per share-
 basic and fully
 diluted         $      (0.00)  $     (0.00)
                 =============  ============

     The accompanying notes are an integral part of these statements

                           MY QUOTE ZONE, INC., INC.
                  (Formerly Cornerstone Data Processing, Inc.)
                     Statement of Stockholders' Equity
                       (a development stage company)
             From December 26, 2003 (inception) to September 30, 2005



Statement of Stockholders' Equity


                                                 Income (Deficit)
                                                   Accumulated
             Common Stock   Additional                During        Total
          ------------------ Paid-in   Subscription Development   Stockholders
            Shares   Amount  Capital    Receivable    Stage        Equity
          ---------- ------- ---------- ---------- ------------   ----------
December 2003
  Founders
  Shares  30,000,000 $ 5,000 $       -  $  (2,470) $          -   $   2,530

February 2004
 Cash received
 for sale of
 common stock                               2,470                     2,470

Net (loss),
 year ended
 September 30,
 2004                                                   (1,592)      (1,592)
          ---------- ------- ---------- ---------- ------------   ----------
Balance,
September 30,
2004      30,000,000   5,000         -          -       (1,592)       3,408

May 2005
 504 offering
 issued
 for cash  6,000,000   1,000     9,000          -            -       10,000

September 2005
  Recapitalization
  Per 6-for-1 forward
  Split                         30,000                 (30,000)           -

Net (loss),
 year ended,
 September 30,
 2005                                                   (3,408)      (3,408)
          ---------- ------- ---------- ---------- ------------   ----------

Balance,
September 30,
 2005     36,000,000   6,000    39,000          -      (35,000)      10,000
          ========== ======= ========== ========== ============   ==========


      The accompanying notes are an integral part of these statements

                            MY QUOTE ZONE, INC., INC.
                  (Formerly Cornerstone Data Processing, Inc.)
                            Statement of Cash Flows
                         (a development stage company)
    For the period year-end September 30, 2004 and September 30, 2005 from December 26, 2003 (inception) to September 30, 2005


Statement of Cash Flows


                                               December 24, 2003
                   Year Ending   Year Ending    (Inception) to
                  September 30, September 30,    September 30,
                      2005          2004              2005
                  ------------  ------------   -----------------
Cash flows from operating activities:
Net income (loss) $    (3,408)  $    (1,592)   $         (5,000)
Stock issued for
 organizational
 costs                                  530                 530
                  ------------  ------------   -----------------
Net cash provided
 by operating
 activities            (3,408)       (1,062)             (4,470)


Cash flows from financing activities:
 Issuances of
  common stock         10,000         2,000              12,000
 Proceeds from
  subscriptions
  receivable                -         2,470               2,470
                  ------------  ------------   -----------------
Net cash provided
 by financing
 activities                           4,470              14,470
                  ------------  ------------   -----------------

Net increase
 in cash               10,000         3,408              10,000
Cash and equivalents-
 beginning              3,408             -                   -
                  ------------  ------------   -----------------
Cash and equivalents-
 ending                10,000         3,408              10,000
                  ============  ============   =================


Supplemental disclosures:
 Interest paid    $         -   $         -    $              -
                  ============  ============   =================
 Income taxes paid$         -   $         -    $              -
                  ============  ============   =================


The accompanying notes are an integral part of these statements

                          MY QUOTE ZONE, INC., INC.
                  (Formerly Cornerstone Data Processing, Inc.)
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                             September 30, 2005


NOTE 1.   GENERAL ORGANIZATION AND BUSINESS

My Quote Zone, Inc., Inc. (formerly Cornerstone Data Processing, Inc.)(the Company) was incorporated under the laws of the state of Nevada on December 26, 2003.

On September 26, 2005 the Company filed a Certificate of Amendment with the Nevada Secretary of State changing its name to My Quote Zone, Inc.

The Company has minimal operations and in accordance with SFAS #7, the Company is considered a development stage company.


NOTE 2.    SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

The Company has cash assets of $10,000 and no debt as of September 30, 2005. The relevant accounting policies are listed below.

Basis of Accounting
-------------------
The basis is United States generally accepted accounting principles.

Earnings per Share
------------------
The basic earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has not issued any options or warrants or similar securities since inception.

Dividends
---------
The Company has not yet adopted any policy regarding payment of dividends. No Dividends have been paid during the period shown.

Income Taxes
------------
The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Year-end
--------

The Company has selected September 30 as its year-end.

                          MY QUOTE ZONE, INC., INC.
                  (Formerly Cornerstone Data Processing, Inc.)
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                             September 30, 2005


NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES-CONTINUED

Advertising
-----------
Advertising is expensed when incurred. There has been no advertising during the period.

Use of Estimates
----------------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.   GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However the Company has no current source of revenue, or operations. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. It is management's plan to complete and execute a business plan in order to supply the needed cash flow.


NOTE 4.   STOCKHOLDERS'EQUITY

Common Stock
------------
On December 26, 2003 (inception), the Company issued 30,000,000 shares of its $0.001 par value common stock to its sole shareholder for cash.

On May 30, 2005, the Company issued 6,000,000 shares of its $0.001 par value common stock pursuant to a regulation 504 offering.

On September 30, 2005, the Company effected a 6-for-1 forward split of its $0.001 par value common stock. All references to common stock are retroactively restated to reflect the forward split.

There have been no other issuances of preferred or common stock.

                          MY QUOTE ZONE, INC., INC.
                  (Formerly Cornerstone Data Processing, Inc.)
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                             September 30, 2005

NOTE 5.   RELATED PARTY TRANSACTIONS

The Company does not lease or rent any property. Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.


NOTE 6.    PROVISION FOR INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:


                   U.S federal statutory rate      (34.0%)
                   Valuation reserve                34.0%
                                                   ------
                   Total                               -%



NOTE 7.   OPERATING LEASES AND OTHER COMMITMENTS:

The Company also has no assets or lease obligations.

                          MY QUOTE ZONE, INC., INC.
                  (Formerly Cornerstone Data Processing, Inc.)
                       (a development stage company)
                       NOTES TO FINANCIAL STATEMENTS
                             September 30, 2005


NOTE 8.   RECENT PRONOUNCEMENTS

In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handing costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" which was the criterion specified in ARB No. 43. In addition, this Statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. The Company does not believe adopting this new standard will have a significant impact to its financial statements.

In December 2004, the FASB issued SFAS No. 123 (revised 2004). Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The new standard will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005. The Company expects the adoption of this standard will have a material impact on its financial statements assuming employee stock options are granted in the future.